April 8, 2004

Securities and Exchange Commission
Washington, DC  20549

Dear Sirs:

We have read and agree with the comments in Item 4 of Form 8-K of Health Express USA, Inc. (Commission File Number 02-27569) dated April 5, 2004, insofar as the comments relate to our firm.

Sincerely,

/s/ Ahearn, Jasco + Company, P.A.

AHEARN, JASCO + COMPANY, P.A.
Certified Public Accountants